UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2025

TRANSCODE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40363	81-1065054
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

TransCode Therapeutics, Inc.

6 Liberty Square, #2382
Boston, Massachusetts 02109

(Address of principal executive offices, including zip code)

(857) 837-3099

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNAZ	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders at the 2025 Annual Meeting of Stockholders of TransCode Therapeutics, Inc. (the “Company”) held on August 29, 2025 (the “Annual Meeting”):

(i) The election of four (4) directors, Philippe P. Calais, PhD, Thomas A. Fitzgerald, Erik Manting, PhD, and Magda Marquet, PhD, for one-year terms until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

(ii) The approval of an amendment to the TransCode Therapeutics, Inc. 2021 Stock Option and Incentive Plan to increase the number of shares available for issuance thereunder by 166,724 shares (the “Stock Plan Amendment Proposal”);

(iii) The ratification of the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Proposal”);

(iv) The approval of an adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the Stock Plan Amendment Proposal (the “Adjournment Proposal”); and

(v) The transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposals are described in detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 15, 2025.

The number of shares of Common Stock entitled to vote at the Annual Meeting was 833,683. The number of shares of Common Stock present or represented by valid proxy at the Annual Meeting was 312,283. All matters submitted to a vote of the Company’s stockholders at the Annual Meeting were approved and all director nominees were elected.

The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

(i) Election of Directors:

Stockholders voted to approve the election of each of the following director nominees:

	For	Withheld
Philippe P. Calais, PhD	84,151	11,915
Thomas A. Fitzgerald	91,912	4,154
Erik Manting, PhD	84,264	11,802
Magda Marquet, PhD	84,002	12,064

There were 216,217 broker non-votes regarding the election of directors.

(ii) The Stock Plan Amendment Proposal:

Stockholders approved the Stock Plan Amendment Proposal. The results of the voting included 76,322 votes for, 18,310 votes against and 1,434 votes abstained. There were 216,217 broker non-votes regarding this proposal.

(iii) The Auditor Proposal:

Stockholders ratified the appointment of WithumSmith+Brown, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of the voting included 301,629 votes for, 7,844 votes against and 2,810 votes abstained. There were no broker non-votes regarding this proposal.

(iv) The Adjournment Proposal:

Stockholders approved the Adjournment Proposal. The results of the voting included 78,362 votes for, 15,790 votes against and 1,914 votes abstained. There were 216,217 broker non-votes regarding this proposal. No corresponding motion was made to approve an adjournment to the Annual Meeting following approval of the Adjournment Proposal, because sufficient votes were received to approve the Stock Plan Amendment Proposal at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2025	TransCode Therapeutics, Inc.

	By:	/s/ Thomas A. Fitzgerald
Thomas A. Fitzgerald
Interim Chief Executive Officer; Chief Financial Officer